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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) June 15, 1999

                     Partners First Receivables Funding, LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Partners First Credit Card Master Trust
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                     (ISSUER WITH RESPECT TO THE SECURITIES)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


 333-29495 and 333-29495-01                               52-2072056
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  (COMMISSION FILE NUMBERS)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                  410-855-8600
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                            Index to Exhibits appears at page 4.

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ITEM 5.    OTHER EVENTS.

         On May 28, 1999, BankBoston Corporation sold its membership interests in the Servicer to EFS (U.S.), Inc. ("EFS"), a subsidiary of Bank of Montreal and its U.S.-based holding company affiliate, Bankmont Financial Corp. As a result of this transfer, EFS now holds 88% of the common equity of the Servicer. BankBoston's subsidiary, BankBoston (NH), N.A. ("BKB") currently acts as the financial institution which originates receivables for the Partners First Credit Card Master Trust (the "Trust"). EFS and BankBoston have agreed that the functions currently being conducted on behalf of the Servicer and the Trust by BKB will be transferred to a financial institution affiliate of EFS either through the acquisition of BKB by EFS, or through the assumption of such functions by Harris Trust and Savings Bank or some other bank affiliate of EFS. EFS and BankBoston anticipate that this transfer of functions will be completed in the third quarter of 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------

20             Monthly Servicer's Certificate.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                                    (REGISTRANT)



Dates:  June 15, 1999               By: /s/ Mark J. Norwicz
                                        ----------------------------------------
                                        Name:    Mark J. Norwicz
                                        Title:   Treasurer



                                    PARTNERS FIRST CREDIT CARD MASTER TRUST
                                                  (CO-REGISTRANT)



Dates:  June 15, 1999               By: PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                           (Originator of the Co-Registrant)



                                        /s/ Mark J. NorwicZ
                                        ----------------------------------------
                                        Name:    Mark J. Norwicz
                                        Title:   Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.    DOCUMENT DESCRIPTION

20             Monthly Servicer's Certificate.